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                                                             EXHIBIT (h)(18)(c)

[LOGO] AIG(R) American General

2929 Allen Parkway (A30-25),
Houston, Texas 77019                 Jennifer P. Powell
                                     Senior Counsel
                                     Direct Line (713) 831-4954
                                     FAX (713) 831-1106
                                     E-mail: Jennifer_Powell@aigag.com

                                August 13, 2008

 The Variable Annuity Life Insurance    AIG Retirement Company I
 Company                                2929 Allen Parkway
 2929 Allen Parkway                     Houston, Texas 77019
 Houston, Texas 77019

 American General Equity Services
 Corporation
 2929 Allen Parkway
 Houston, Texas 77019

     Re: Participation Agreement among The United States Life Insurance Company in the City of New York ("Company"), American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company dated as of July 1, 1999 (the "Agreement") - Amended Schedule B as of September 15, 2008

Ladies and Gentlemen:

Pursuant to Article 1.5 of the Agreement and First Amendment effective as of October 1, 2000, the Company provides notice hereby of the addition of a Variable Insurance Product, AIG Income Advantage Select, to the Agreement effective September 15, 2008.

Schedule B is amended as of September 15, 2008, to add under Separate Account USL VL-R AIG Income Advantage Select, a flexible premium variable universal life insurance policy, Form Nos. 08704N and 08704NU. A copy of amended Schedule B is attached for your records.

If you have any questions regarding this matter, please call me at
(713) 831-4954.

                                                  Sincerely,

                                                  Jennifer P. Powell
                                                  Senior Counsel

Enclosure

                     American General Life Companies, LLC
                    2929 Allen Parkway . Houston, TX 77019

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                                  SCHEDULE B

                        SEPARATE ACCOUNTS AND CONTRACTS
                     (Effective as of September 15, 2008)

 Name of Separate Account and            Form Numbers and Names of Contracts
 Date Established by Board of Directors      Funded by Separate Account
 -------------------------------------- -------------------------------------

 The United States Life Insurance       Name of Contract:
 Company in                             Select Reserve(SM) Flexible Payment
 The City of New York                   Variable and Fixed
 Separate Account USL VA-R              Individual Deferred Annuity, Form No.
 Established: August 8, 1997            98505N

                                        Name of Contract:
                                        Platinum Investor(SM) Immediate
                                        Variable Annuity Single Premium
                                        Immediate Variable Annuity, Form No.
                                        03017N

 The United States Life Insurance       Name of Contract:
 Company in                             Platinum Investor Flexible Premium
 The City of New York                   Variable Life Insurance Policies,
 Separate Account USL VL-R              Form No. 97600N
 Established: August 8, 1997

                                        Name of Contract:
                                        Platinum Investor Survivor Last
                                        Survivor Flexible Premium Variable
                                        Life Insurance Policies, Form No.
                                        99206N

                                        Name of Contract:
                                        Platinum Investor PLUS Flexible
                                        Premium Variable Life Insurance
                                        Policies, Form No. 02600N

                                        Name of Contract:
                                        Platinum Investor Survivor II Last
                                        Survivor Flexible Premium Variable
                                        Life Insurance Policies, Form No.
                                        01206N

                                        Name of Contract:
                                        Platinum Investor VIP Flexible
                                        Premium Variable Universal Life
                                        Insurance Policies, Form No. 05604N
                                        and 05604NU

                                        Name of Contract:
                                        AIG Protection Advantage VUL(SM)
                                        Flexible Premium Variable Universal
                                        Life Insurance Policies, Forms No.
                                        07921N and 07921NU

                                        Name of Contract:
                                        AIG Income Advantage Select Flexible
                                        Premium Variable Universal Life
                                        Insurance Policies, Forms No. 08704N
                                        and 08704NU

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The parties hereto agree that this Schedule B may be revised and replaced as necessary to accurately reflect the Separate Accounts and Contracts covered under this Agreement.